EXHIBIT 10.1(d)
                                                                FORM 10-Q
                                         QUARTER ENDED SEPTEMBER 30, 1999


                  FOURTH AMENDMENT TO CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of
September 30, 1999, amends and supplements the Credit Agreement dated as of September 24, 1997, as amended by the First Amendment to Credit Agreement dated as of July 21, 1998, the Second Amendment to Credit Agreement dated as of September 30, 1998 and the Third Amendment to Credit Agreement dated as of April 20, 1999 (as so amended, the "Credit Agreement"), among BUCYRUS INTERNATIONAL, INC., a Delaware corporation (the "Company"), the financial institutions party thereto (the "Banks"), THE BANK OF NOVA SCOTIA, as documentation agent, and BANK ONE, WISCONSIN, as agent for the Banks and as letter of credit issuing bank.

                                 RECITALS

          The Company, the Banks, the Documentation Agent and the Agent desire to amend the Credit Agreement as set forth below.

                                AGREEMENTS

          In consideration of the promises and agreements set forth in the Credit Agreement, as amended hereby, the parties agree as follows:

          1. Definitions and References. Capitalized terms not defined herein have the meanings ascribed to them in the Credit Agreement. Upon the execution and delivery of this Fourth Amendment by all of the parties hereto, all references to the Credit Agreement set forth in the Loan Documents shall mean the Credit Agreement as amended by this Fourth Amendment to Credit Agreement.

          2. Amendment. The defined term "Net Worth" in Section 1.01 of the Credit Agreement is amended to read as follows:


                    "Net Worth" means, for any Person as of the date of determination, an amount (on a consolidated basis) equal to the total assets of such Person less the total liabilities of such Person; provided that for purposes of calculating the Net Worth of the Company and its consolidated Subsidiaries (a) the Net Worth of Equipment Assurance Ltd. shall not be less that $0 and (b) the cumulative foreign currency translation adjustments shall be taken into account only if and to the extent that the negative amount thereof exceeds ($25,000,000).

          3. Representations and Warranties. The Company represents and warrants to the Agent and each Bank that:

               (a) The representations and warranties set forth in Sections 6.02, 6.03 and 6.04 of the Credit Agreement are true and correct in all material respects after giving effect to this Fourth Amendment; and

               (b) No Default or Event of Default exists as of the date of this Fourth Amendment.

          4. Costs and Expenses. The Company agrees to pay all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Agent in connection with this Fourth Amendment.

          5. Full Force and Effect. The Credit Agreement, as amended hereby, remains in full force and effect.


                              BUCYRUS INTERNATIONAL, INC.

                              BY   /s/ J. F. Bosbous
                                 Title: Treasurer

                              BANK ONE, WISCONSIN, as Agent,
                              Issuing Bank and a Bank

                              BY   /s/ Mark P. Bruss
                                 Title: First Vice President

                              THE BANK OF NOVA SCOTIA, as
                              Documentation Agent and a Bank

                              BY   /s/ N. Bell
                                 Title: Assistant Agent

                              FIRSTAR BANK MILWAUKEE, N.A.

                              BY   /s/ Jeff Janza
                                 Title: Vice President

                              FLEET CAPITAL CORPORATION

                              BY   /s/ Brian Conole
                                 Title: Senior Vice President

                              LASALLE BANK NATIONAL
                              ASSOCIATION (formerly known as
                              LaSalle National Bank)

                              BY   /s/ James A. Meyer
                                 Title: First Vice President

                              BANK OF SCOTLAND

                              BY   /s/ Annie Glynn
                                 Title: Senior Vice President